Execution Copy

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this “Assignment”), dated as of December 1, 2006, is entered into among J.P. Morgan Acceptance Corporation I, a Delaware corporation (the “Depositor”), U.S. Bank National Association, as trustee (the “Trustee”) of J.P. Morgan Mortgage Trust 2006-A7 (the “Trust”), J.P. Morgan Mortgage Acquisition Corp. (“JPMorgan Acquisition”) and JPMorgan Chase Bank, National Association (“JPMCBNA”) as successor in interest to Chase Manhattan Mortgage Corporation (“CMMC”) and Wells Fargo Bank, N.A. (the “Master Servicer”).

RECITALS

WHEREAS JPMorgan Acquisition and CMMC have entered into a certain Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2004, as amended by that certain Amendment No. 1, dated as of June 1, 2004, as further amended by that certain Amendment No. 2, dated as of January 1, 2005, as further amended by that certain Amendment No. 3, dated as of May 12, 2005,  as further amended by that certain Amendment No. 4, dated as of June 13, 2005, as further amended by that certain Amendment No. 5, dated as of August 22, 2005 and as further amended by that certain Amendment Reg AB, dated as of January 1, 2006, by and among JPMorgan Acquisition and Chase Home Finance LLC (“CHF LLC”), successor by merger to CMMC (as amended or modified to the date hereof, the “Agreement”), pursuant to which JPMorgan Acquisition has acquired certain Mortgage Loans pursuant to the terms of the Agreement and CHF LLC has agreed to service such Mortgage Loans;

WHEREAS JPMorgan Acquisition, CHF and JPMCBNA have entered into a certain Flow Mortgage Loan Purchase, Warranties and Servicing Agreement, dated as of January 1, 2005, as amended by that certain Amendment Reg AB, dated as of January 1, 2006, by and among JPMorgan Acquisition, as purchaser, JPMCBNA, as the servicer and CHF LLC, as the seller (as amended or modified to the date hereof, the “January 2005 Agreement” and together with the January 2004 Agreement, the “Agreements”) pursuant to which JPMorgan Acquisition has acquired certain Mortgage Loans pursuant to the terms of the January 2005 Agreement and CHF LLC has agreed to service such Mortgage Loans;

WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from JPMorgan Acquisition certain of the Mortgage Loans (the “Specified Mortgage Loans”) which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the “Specified Mortgage Loan Schedule”);

WHEREAS, pursuant to the Agreement, JPMCBNA has agreed to service the Specified Mortgage Loans for a Servicing Fee Rate of 0.25% or 0.375%; and

WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.

Assignment and Assumption

(a)

On and as of the date hereof, JPMorgan Acquisition hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from JPMorgan Acquisition  (the “First Assignment and Assumption”), and JPMCBNA hereby acknowledges the First Assignment and Assumption.

JPMorgan Acquisition specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of JPMorgan Acquisition with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

(b)

On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the “Second Assignment and Assumption”), and JPMCBNA hereby acknowledges the Second Assignment and Assumption.

(c)

On and as of the date hereof, JPMorgan Acquisition represents and warrants to the Depositor and the Trustee that JPMorgan Acquisition has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of JPMorgan Acquisitions’ acquisition of the Specified Mortgage Loans.

2.

Recognition of Trustee

(a)

From and after the date hereof, each of JPMorgan Acquisition and JPMCBNA shall note the transfer of the Specified Mortgage Loans to the Trustee in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and JPMCBNA shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, the terms of which are incorporated herein by reference. It is the intention of JPMCBNA, the Depositor, the Trustee and JPMorgan Acquisition that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and JPMorgan Acquisition and their respective successors and assigns.

(b)

Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments under the Agreement.  Accordingly, the right of JPMorgan Acquisition to consent to any amendment of the Agreement as set forth in Section 12.02 of the Agreement shall be exercisable, to the extent any such amendment affects the Specified Mortgage Loans or any of the rights or obligations under the Agreement with respect thereto (including, without limitation, the servicing of the Specified Mortgage Loans), by the Trustee as assignee of JPMorgan Acquisition.

3.

Representations and Warranties

(a)

The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of JPMCBNA or JPMorgan Acquisition other than those contained in the Agreement or this Assignment.

(b)

Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)

Each of the parties hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

4.

JPMCBNA hereby acknowledges that Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the pooling and servicing agreement dated as of the date hereof among the Depositor, the Master Servicer, the Securities Administrator and the Trustee  (the “Pooling and Servicing Agreement”) for Mortgage Pass-Through Certificates, Series 2006-A7 and, therefore, has the right to enforce all obligations of JPMCBNA under the Agreement. Such rights will include, without limitation, the right to terminate JPMCBNA under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by JPMCBNA under the Agreement, the right to receive all monthly reports and other data required to be delivered by JPMCBNA under the Agreement, the right to examine the books and records of JPMCBNA relating to the Mortgage Loans, indemnification rights and the right to exercise certain rights of consent and approval relating to actions taken by JPMorgan Acquisition. JPMCBNA shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

Wells Fargo Bank, N.A.

ABA Number:

121-000-248

Account Name:  SAS Clearing

Account number:  3970771416

For further credit to:  J.P. Morgan Mortgage Trust 2006-A7,

        Distribution Account Number: 50966500

JPMCBNA shall deliver all reports required to be delivered under the Agreement to the Master Servicer at the following address:

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Client Manager – JPMMT 2006-A7

Telecopier: (410) 715-2380

5.

Subservicing Agreement

As of the Closing Date (as defined in the Pooling and Servicing Agreement) JPMCBNA has engaged Chase Home Finance LLC (“CHF”) to act as subservicer with respect to JPMCBNA’s servicing obligations under the Agreement. So long as JPMCBNA is not a rated servicer by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), JPMCBNA agrees that prior to replacing CHF as subservicer, other than with an affiliate of JPMCBNA that is a rated servicer, it will obtain written confirmation from Standard and Poor’s that such replacement of CHF as subservicer with respect to JPMCBNA’s servicing obligations related to the Mortgage Loans will not cause the current rating on the Certificates (as defined in the Pooling and Servicing Agreement) to be withdrawn or lowered by Standard and Poor’s and agrees that any replacement subservicer shall agree to subservice in accordance with the terms of the Agreement, including but not limited to the consideration of whether to waive a prepayment penalty thereunder.

6.

Establishment of Escrow Account

The Servicer shall establish and maintain a separate Escrow Account titled “Chase Home Finance LLC as subservicer for JPMorgan Chase Bank, National Association, in trust for U.S. Bank National Association, as Trustee for J.P. Morgan Mortgage Trust 2006-A7 and various Mortgagors,” for all funds collected and received on the Specified Mortgage Loans.

7.

Establishment of Custodial Account

The Servicer shall establish and maintain a separate Custodial Account titled “Chase Home Finance LLC as subservicer for JPMorgan Chase Bank, National Association, in trust for U.S. Bank National Association, as Trustee for J.P. Morgan Mortgage Trust 2006-A7,” for all funds collected and received on the Specified Mortgage Loans.

8.

Amendment to the Agreement

The parties to the Agreement hereby agree to amend the Agreement as follows:

(a)

The second sentence of the second paragraph of Section 3.03 in the Agreement, solely with respect to the Specified Mortgage Loans, is hereby amended by deleting such sentence in its entirety and replacing it with the following:

“Any substitute Mortgage Loan shall (a) have a principal balance at the time of substitution, after deduction of the principal portion of the scheduled payment due in the month of substitution, not in excess, and not more than 10% less than, the principal balance of the defective Mortgage Loan (the amount of any difference, plus one month’s interest thereon at the Mortgage Interest Rate borne by the defective Mortgage Loan, being paid by the Seller and deemed to be a Principal Prepayment to be deposited by the Seller in the Custodial Account), (b) have a Mortgage Interest Rate not less than, and not more than one percentage point greater than, the Mortgage Interest Rate of the removed Mortgage Loan, (c) have a remaining term to stated maturity not later than, and not more than one (1) year less than, the remaining term to stated maturity of the removed Mortgage Loan, (d) be, in the reasonable determination of the Purchaser, of the same type, quality and character (including location of the Mortgaged Property) as the removed Mortgage Loans as if the breach had not occurred, (e) have a Loan-to-Value Ratio at substitution no greater than that of the removed Mortgage Loan at substitution, (f) have a Gross Margin not less than that of the removed Mortgage Loan, (g) have the same Periodic Rate Cap as that of the removed Mortgage Loan; (h) have a minimum rate not less than that of the removed Mortgage Loan, (i) not permit conversion of the related Mortgage Interest Rate to a permanent fixed Mortgage Interest Rate, (j) have the same Index as that of the removed Mortgage Loan, (k) be, in the reasonable determination of the Purchaser, in material compliance with the representations and warranties contained in this Agreement and described in Section 3.02 as of the date of substitution, and (l) have not been more than thirty (30) days delinquent on more than one occasion during the previous twelve (12) months.”

 (b)

Notwithstanding any provision in the Purchase Agreement to the contrary, the parties to the Purchase Agreement hereby agree that the Servicer’s obligation as to payment of any Prepayment Interest Shortfall Amount with respect to any Mortgage Pool (as defined in the Pooling and Servicing Agreement) shall be limited to the aggregate Servicing Fee for the Specified Mortgage Loans in such Mortgage Pool.

9.

Indemnification by Master Servicer

The Master Servicer shall indemnify and hold harmless JPMCBNA and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Master Servicer or any of its officers, directors, agents or affiliates of its obligations in connection with the preparation, filing and certification of any Form 10-K pursuant to the Pooling and Servicing Agreement or the negligence, bad faith or willful misconduct of the Master Servicer in connection therewith. In addition, the Master Servicer shall indemnify and hold harmless JPMCBNA and its affiliates, and in each case, its officers, directors and agents from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by any Servicer (as defined in the Pooling and Servicing Agreement), other than JPMCBNA, of its obligations in connection with any back-up certification (or any other back-up documents) to any certification of any Form 10-K required to be provided by the Master Servicer, but solely to the extent the Master Servicer receives amounts from such Servicer in connection with any indemnification provided by such Servicer (in each case as defined in the Pooling and Servicing Agreement) to the Master Servicer.

10.

Certain Expenses

JPMCBNA and JPMorgan Acquisition shall be responsible for their own expenses in connection with negotiating reconstitution documents, including, but not limited to, reconstituted servicing agreements and assignment, assumption and recognition agreements, and reviewing any applicable disclosure documents; provided, however, that JPMorgan Acquisition shall be responsible for any expenses incurred by JPMCBNA for professional fees of JPMCBNA’s external accountants.  With respect to any disclosure document containing servicing information of JPMCBNA, JPMorgan Acquisition will directly engage PricewaterhouseCoopers LLP (“Pricewaterhouse”), or any other accountants designated by JPMCBNA for such purpose, to provide a comfort letter (which letter shall also include JPMCBNA as an addressee) regarding such servicing information and will pay the related fee at the time of closing of the transaction directly to Pricewaterhouse or to such other accountant, as applicable.

11.

Continuing Effect

Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

12.

Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

13.

Notices

Any notices or other communications permitted or required under the Agreement to be made to the Depositor and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent to the Depositor and Trustee as follows:

In the case of JPMorgan Acquisition:

J.P. Morgan Mortgage Acquisition Corp.

270 Park Avenue, 6th Floor

New York, New York 10017

Attention: Jonathan Davis

Telephone: (212) 834 3850

Facsimile: (212) 834 6591

With a copy to:

JPMorgan Chase & Co.

270 Park Avenue

New York, New York 10017

Attention: General Counsel’s Office

In the case of the Depositor:

J.P. Morgan Acceptance Corporation I

270 Park Avenue

New York, New York 10017

Attention:  J.P. Morgan Mortgage Trust 2006-A7

In the case of the Trustee:

U.S. Bank National Association

60 Livingston Avenue

Mailcode: EP-MN-WS3D

St. Paul, MN 55107-2232
Attention: J.P. Morgan Mortgage Trust 2006-A7

In the case of JPMCBNA:

JPMorgan Chase Bank, National Association

194 Wood Avenue South
Islin, New Jersey 08830
Attention:  Michael D. Katz

With a copy to:

General Counsel

Chase Home Finance, LLC

343 Thornall Street

Edison, NJ 08837

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

14.

Ratification

Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

15.

Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

16.

Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

J.P. MORGAN MORTGAGE ACQUISITION

CORP.

By:  /s/ Rosa Hyun____________________

Name: Rosa Hyun

Title: Vice President

J.P. MORGAN ACCEPTANCE CORPORATION I

By:  /s/ Stanley P. Labanowski______________

Name: Stanley P. Labanowski

Title: Executive Vice President & Chief Executive Officer

U.S. BANK NATIONAL ASSOCIATION, as Trustee of J.P. Morgan Mortgage Trust 2006-A7

By:  /s/ Charles F. Pedersen_______________

Name: Charles F. Pedersen

Title: Vice President

WELLS FARGO BANK, N.A., as Master Servicer

By:  /s/ Martin Reed_____________________

Name: Martin Reed

Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, successor in interest to CHASE MANHATTAN MORTGAGE CORPORATION

By:  /s/ Bruce J. Friedman_________________

Name: Bruce J. Friedman

Title: Vice President

EXHIBIT I

Mortgage Loan Schedule

[See Schedule A to Pooling and Servicing Agreement]